Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD SEPTEMBER 1, 1997 THROUGH OCTOBER 5, 1997

REAL ESTATE INVESTMENT FUND

                            Date         Shares       % of Fund     Price Per
Security                 Purchased     Purchased     Assets (1)       Share

Highwoods Properties      09/25/97        56,700          0.60%        $35.00


                  Total
   Shares        Shares      % of Issue                         Shares
Purchased by     Issued       Purchased                          Held
 Fund Group       (000)     By Group (2)     Broker(s)         10/05/97

      59,000      7,500            0.79%     Merrill Lynch      303,700


(1)  Purchase may not exceed 3% of Fund's Total Assets.

(2) Purchases by all Alliance funds may not exceed the greater of (i) 4% of the principal amount of the offering or (ii) $500,000 in principal amount, but in no event may exceed 10% of the principal amount of the offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD OCTOBER 6, 1997 THROUGH NOVEMBER 30, 1997

ALLIANCE REAL ESTATE INVESTMENT FUND

                                                                   Shares
                                                                 Purchased
                          Date         Shares      Price per      by Fund
Security*              Purchased     Purchased       Share         Group

Sunstone Hotel
   Investors            10/08/97       184,600        $17.25       194,000
Cali Realty Corp.       10/09/97       201,400        $39.81       211,700
Spiker
   Properties Inc.      10/29/97        13,800        $38.88       325,600


               % of
 Total       Offering
 Shares     Purchased                                Shares
offered         By        Purchased                   Held
 (000)      Group (1)        From                   11/30/97


  9,000         2.16%     Merrill Lynch              354,800
 13,000         1.63%     Prudential Securities      237,400

 10,000         3.26%     Prudential Securities      296,800


* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**  Indicates the purchase of an Eligible Rule 144A Security.

1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

    a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the offering of such class; or

    b)  if purchased in an Eligible Rule 144A Offering, 25% of the total of
        (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD DECEMBER 1, 1997 THROUGH FEBRUARY 28, 1998

ALLIANCE REAL ESTATE INVESTMENT FUND

                                                                   Shares
                                                                 Purchased
                          Date         Shares      Price per      by Fund
Security*              Purchased     Purchased       Share         Group

Boston
  Properties Inc.        1/26/98       155,000        $35.13       848,700
Brandywine
  Realty Inc.            1/29/98        82,000        $24.00       120,000


               % of
 Total       Offering
 Shares     Purchased
offered         By        Purchased
 (000)      Group (1)        From


 20,000         4.24%     Goldman Sachs

 10,000         1.20%     Smith Barney


* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**  Indicates the purchase of an Eligible Rule 144A Security.

1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

    a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the offering of such class; or

    b)  if purchased in an Eligible Rule 144A Offering, 25% of the total of
        (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD MARCH 1, 1998 THROUGH MAY 31, 1998

ALLIANCE REAL ESTATE INVESTMENT FUND

                                                                   Shares
                                                                 Purchased
                          Date         Shares      Price per      by Fund
Security*              Purchased     Purchased       Share         Group

Pan Pacific
  Retail Properties     05/12/98        17,000        $21.13        19,000
SL Green
  Realty Corp.          05/12/98        89,400        $22.25       100,400


               % of
 Total       Offering
 Shares     Purchased                                Shares
offered         By        Purchased                   Held
 (000)      Group (1)        From                   05/31/98


  2,000         0.95%     Prudential Securities      852,700

 10,000         1.00%     Lehman Brothers            910,500


* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**  Indicates the purchase of an Eligible Rule 144A Security.

1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

    a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the offering of such class; or

    b)  if purchased in an Eligible Rule 144A Offering, 25% of the total of
        (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD JUNE 1, 1998 THROUGH AUGUST 31, 1998

ALLIANCE REAL ESTATE INVESTMENT FUND

                                                                   Shares
                                                                 Purchased
                          Date         Shares      Price per      by Fund
Security*              Purchased     Purchased       Share         Group

NONE


               % of
 Total       Offering
 Shares     Purchased                                Shares
offered         By        Purchased                   Held
 (000)      Group (1)        From                   08/31/98




* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**  Indicates the purchase of an Eligible Rule 144A Security.

1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

    a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the offering of such class; or

    b)  if purchased in an Eligible Rule 144A Offering, 25% of the total of
        (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.